SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:
| |      Preliminary Information Statement
| |      Confidential,   for  Use  of  the  Commission  Only  (as  permitted  by
         Rule14c-5(d)(2))
|X|      Definitive Information Statement

                            Basic Empire Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|     None required
| |      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

| |      Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

         1)       Amount previously paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                            Basic Empire Corporation
                               12890 Hilltop Road
                               Argyle, Texas 76226

                           Written Consent Relating to
                           Reincorporation in Delaware
                                  by Merger of

                            Basic Empire Corporation
                             (a Nevada corporation)

                                      into

                            Basic Empire Corporation
                            (a Delaware corporation)



         NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing approximately 65.6% of our outstanding shares of common stock approving the reincorporation of Basic Empire Corporation, a Nevada corporation (the "Company"), in Delaware by its merger with and into our wholly-owned subsidiary, Basic Empire Corporation, a Delaware corporation ("Delaware Sub").

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         As of the close of business on July 1, 2004, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 1,089,177 shares of our common stock outstanding. Each share of our common stock is entitled to one vote in connection with the reincorporation. Prior to the mailing of this Information Statement, our sole officer and director, who as a holder of our common stock owns approximately 65.6% of our outstanding shares of common stock, signed a written consent approving the reincorporation. As a result, the Agreement and Plan of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary. The reincorporation is intended to be effective on or about August 15, 2004 and will result in:

         o the Company being governed by the laws of the State of Delaware;
         o your right to receive one share of common stock of Delaware Sub for each share of common stock of the Company owned by you as of the record date of the reincorporation;
         o the persons serving presently as officers and directors of the Company to serve in their same respective capacities after the reincorporation;
         o the Company's Certificate of Incorporation authorizing the issuance of 100 million shares of common stock and 10 million shares of preferred stock.

By Order of the Board of Directors,

/s/ Timothy P. Halter

Timothy P. Halter, Chairman

July 6, 2004

                                     Page 1
                                     SUMMARY

Transaction:               Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Reincorporation in Delaware-Principal Reasons for Reincorporation in Delaware."

Record Date:               July 1, 2004.

Method: Merger with and into our wholly-owned subsidiary, Basic Empire Corporation, a Delaware corporation. For more information, see "Reincorporation in Delaware-Principal Features of the Reincorporation."

Exchange Ratios:           One share of  Delaware  Sub each  share of our common
                           stock  held as of the  record  common  stock  will be
                           issued for each share of our common  stock held as of
                           the   record   date.   For  more   information,   see
                           "Reincorporation in Delaware-Principal Features of the Reincorporation."

Effective Date:             20 days after mailing of this Information Statement

Right to Dissent:          Any stockholder is entitled to be paid the fair value
                           of his  or  its  shares  if  the  stockholder  timely
                           dissents to the reincorporation or any of the actions
                           resulting   from   or   in   connection    with   the
                           reincorporation. For more information, see "Rights of Dissenting Stockholders."


                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about July 19, 2004. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:       Why is the Company reincorporating in Delaware and changing its name?

A: We believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, management believes that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors.

Q: Why are we not holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation in Delaware and has received the written consent of stockholders who hold shares representing approximately 65.6% of our outstanding common stock. Under the General Corporate Law of Nevada and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our wholly-owned subsidiary, Basic Empire Corporation, a Delaware corporation. One new share of Delaware Sub common stock will be issued for each outstanding share of our common stock held by our stockholders on the record date for the reincorporation. Our shares will no longer be eligible to trade on the over-the-counter bulletin board market.

         Shares of Delaware Sub will be eligible to trade in their place beginning on or about the effective date of the reincorporation under the same trading symbol.

Q:       What are the differences between Delaware and Nevada law?

A: There are certain differences between the laws of the State of Nevada and State of Delaware that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the State of Delaware and the State of Nevada, please see "Reincorporation in Delaware-Differences Between the Corporate Laws Affecting the Company and Delaware Sub."

Q:       How will the reincorporation affect my ownership?

A:       Your ownership interest will not be affected by the reincorporation.

Q: How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of Delaware Sub after the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A: Delaware Sub will continue our business at the same location and with the same assets. The Company will cease its corporate existence in the State of Nevada on the effective date of the reincorporation.

Q:       What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of Delaware Sub will be issued with respect to transfers consummated after the reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         It will not be necessary for stockholders of the Company to exchange their existing stock certificates for certificates of Delaware Sub. Outstanding stock certificates of the Company should not be destroyed or sent to us.

Q:       What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                         Securities Transfer Corporation
                         2591 Dallas Parkway, Suite 102
                               Frisco, Texas 75034
                            Telephone: (469) 633-0100

Q:       Can I require the Company to purchase my stock?

A: Yes. Under Nevada law you are entitled to dissenters rights and purchase of your stock as a result of the reincorporation.

Q:       Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Delaware Sub that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.


                         CHANGE IN CONTROL OF REGISTRANT

         On May 25, 2004, we sold 714,285 shares of restricted common stock at $.28 per share for gross proceeds of $200,000, pursuant to a subscription agreement, to Halter Financial Group, Inc., an entity owned by Timothy P. Halter.

         On May 26, 2004 Matthew Blair and Glenn A. Little resigned as officers and directors. Timothy P. Halter was appointed as a Director of the Board and elected as our Chief Executive Officer, President, Chief Financial Officer, Chairman of the Board and Secretary, effective immediately upon the resignations of Matthew Blair and Glenn A. Little. In consideration for agreeing to serve as our sole officer and director, on May 26, 2004 Mr. Halter was granted a warrant to purchase up to 89,285 shares of restricted common stock at an exercise price of $.28 per share. We relied upon Section 4(2) of The Securities Act of 1933, as amended, for an exemption from registration of these shares. As a result of the purchase, Halter Financial Group, Inc. is our controlling stockholder, owning 714,285 shares of the 1,089,177 issued and outstanding shares of our common stock, or 65.6%, not including the warrant to purchase 89,285 shares of restricted common stock. Before the consummation of the subscription agreement, Glenn A. Little was our controlling stockholder.


                                 STOCK OWNERSHIP

         The following table sets forth information as of July 6, 2004, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by our sole director and our only executive officer, and
(iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

         The mailing address for Mr. Little is 211 West Wall Street, Midland, Texas 79701. The mailing address for Mr. Halter is 12890 Hilltop Road, Argyle, Texas 76226.

                                                                                   Percentage
                                   Shares Beneficially Owned                     Outstanding (1)
                                   -------------------------                     ---------------

                                   Before              After               Before               After
Name                           Reincorporation     Reincorporation     Reincorporation     Reincorporation
----                           ---------------     ---------------     ---------------     ---------------
Glenn A. Little                   250,950             250,950              23.0%                23.0%
Timothy P. Halter (2)             803,570             803,570              68.2%                68.2%

All Officers and Directors        803,570             803,570              68.2%                68.2%
as a group (1 Person) (3)

(1) Based on 1,089,177 shares of common stock outstanding as of the record date.
(2) Includes 714,285 shares of common stock held by Halter Financial Group, Inc., a corporation in which Timothy P. Halter is the president, and 89,285 shares which may be purchased upon exercise of a warrant.
(3) Includes the beneficial ownership of certain shares held by Timothy P. Halter and shares of common stock which may be purchased by him upon exercise of a warrant as disclosed in the foregoing footnotes.


                           REINCORPORATION IN DELAWARE

         The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between the Company and Delaware Sub, a copy of which is attached as Exhibit "A," or the Certificate of Incorporation of Delaware Sub, a copy of which is attached as Exhibit "B." Copies of the Articles of Incorporation and the bylaws of the Company and the bylaws of Delaware Sub are available for inspection at our principal office, and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation in Delaware

         We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's long-standing policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware General Corporation Law and Nevada law see "Differences Between the Corporate Laws Affecting the Company and Delaware Sub."

Principal Features of the Reincorporation

         The reincorporation in Delaware will be effected by our merger with and into Delaware Sub. Delaware Sub will be the surviving entity. We anticipate that the reincorporation will become effective 20 days after the date of this Information Statement.

         Upon completion of the reincorporation, each of our stockholders as of the record date, July 1, 2004, will be entitled to receive one share of Delaware Sub common stock for each share of our common stock he or it owned on the record date. Each share of Delaware Sub common stock owned by the Company will be canceled and resume the status of authorized and unissued Delaware Sub common stock. As a result of the reincorporation, the Company will cease its corporate existence in the State of Nevada.

         The Certificate of Incorporation and bylaws of Delaware Sub are not significantly different from our Articles of Incorporation and bylaws. Your rights as stockholders may be affected by the reincorporation by, among other things, the differences between the laws of the State of Nevada, which govern the Company, and the laws of the State of Delaware, which govern Delaware Sub. See the information under "Differences between the Corporate Laws Affecting the Company and Delaware Sub " for a summary of the differences between the corporate laws of the State of Nevada and the State of Delaware.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Delaware Sub is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of Delaware Sub will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 12890 Hilltop Road, Argyle, Texas 76226.

Capitalization

         Our authorized capital on the date of this Information Statement consisted of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. On the date of this Information Statement, there were 1,089,177 shares of our common stock and no shares of our preferred stock issued and outstanding. The authorized capital of Delaware Sub consists of 100,000,000 shares of common stock, $.001 par value per share, and 10,000,000 shares of preferred stock, $.001 par value per share. The board of directors of Delaware Sub has not adopted any designations, rights or preferences for preferred stock. As a result of the reincorporation and exchange of the common stock, Delaware Sub will have outstanding 1,089,177 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of Delaware Sub will have available 98,910,823 shares of common stock and 10,000,000 shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total stockholders' equity or total capitalization.

         The board of directors of Delaware Sub may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing stockholders.

         There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present binding agreements or understandings.

         Issuance of additional authorized common stock or preferred stock may have the effect of (1) deterring or thwarting persons seeking to take control of Delaware Sub through a tender offer, proxy fight or otherwise, (2) prohibiting the removal of incumbent management or (3) impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

Differences Between the Corporate Laws Affecting the Company and Delaware Sub

         The Company was incorporated under the laws of the State of Nevada and Delaware Sub is incorporated under the laws of the State of Delaware. Those stockholders who do not exercise their dissenters' rights will become stockholders of Delaware Sub, and their rights as stockholders will be governed by the Delaware General Corporation Law ("Delaware law") and the Certificate of Incorporation and bylaws of Delaware Sub, rather than our current Articles of Incorporation and bylaws. The Certificate of Incorporation and bylaws of Delaware Sub are not significantly different from our Articles of Incorporation and bylaws.

         The corporate laws of Nevada and Delaware have differences, the important aspects of which are summarized below:

         Preemptive Rights; Cumulative Voting. Neither Delaware nor Nevada corporation law requires stockholders to have preemptive rights or the right of cumulative voting. Stockholders of the Company do not now have preemptive rights or the right of cumulative voting. Since Delaware Sub's Certificate of Incorporation denies such rights, the Company's stockholders will not have such rights as stockholders of Delaware Sub either.

         Voting Rights. Under Nevada law, stockholders generally have the right to vote on all mergers to which the corporation is a party. In some circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least a majority of all outstanding shares entitled to vote is required by Nevada law to approve a merger. Under Delaware law, approval by the holders of a majority of all outstanding shares also is required to approve a merger, unless the certificate of incorporation provides otherwise. Delaware Sub's charter does not provide otherwise. Unless the articles of incorporation provide otherwise, the approval of the stockholders of the surviving corporation of the merger is not required under Nevada law if:

         o there is no amendment to the corporation's articles of incorporation;

         o        each stockholder holds the same number shares after the merger
                  as   before,   with   identical   designations,   preferences,
                  limitations and relative rights;

         o the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities, warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%;

         o        the corporation is a sole surviving corporation in the merger;

         o the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and

         o the board of directors of the surviving corporation adopts a resolution approving the plan of merger.

         Under Delaware law, unless a certificate of incorporation provides otherwise, stockholders of the surviving corporation in the merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where:

         o the agreement of merger does not amend in any respect the certificate of incorporation of such corporation;

         o each share of stock of such corporation outstanding immediately prior to the effective date is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and

         o the authorized unissued shares of the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. Delaware Sub's Certificate of Incorporation does not alter the statutory rules described above.

         Sale, Lease or Disposition of Property. A Nevada corporation may sell, lease or exchange all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the articles of incorporation provides to the contrary. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. Delaware Sub's Certificate of Incorporation does not so provide.

         Appraisal Rights. Stockholders of Nevada corporations have dissenters rights (see Nevada Revised Statutes ("NRS") 92A.300 to 92A.500 of the General Corporate Law of Nevada). For a description of dissenters rights under Nevada law, see "Rights of Dissenting Stockholders" below.

         Stockholders  of  Delaware  corporations  have  appraisal  rights  (see
Section 262 of the Delaware law). However, stockholders of a Delaware corporation have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which the Delaware corporation is the surviving corporation, if:

         o        the   agreement   and  plan  of  merger  does  not  amend  the
                  certificate of incorporation of the surviving corporation;

         o each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is identical to an outstanding share of the surviving corporation after the effective date of the merger; and

         o the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would have appraisal rights nevertheless if they were required by the terms of the agreement of merger or consolidation to accept for their stock anything other than the shares of stock of either the surviving corporation or of any other corporation whose shares will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, or cash in lieu of fractional shares, or a combination of said shares and cash. Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. No such provisions are in the Certificate of Incorporation of Delaware Sub.

         Stockholder Action; Election of Directors; Voting. Under Nevada law, any action to be taken by stockholders may be taken without a meeting if a consent is signed by the holders of outstanding stock having not less than a majority of the voting power, except that if a different proportion of voting power is required for such an action at meting, then that proportion of consents is required. Under Delaware law, unless a certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions that are taken, is signed by the holders of outstanding stock having not less than the minimum number of votes would be necessary to authorize or take such action at a meeting at which all shares entitled to vote that thereon were present and voted. The Certificate of Incorporation of Delaware Sub does not alter the statutory rule as to action which may be taken by written consent of the stockholders.

         Under Nevada law, any vacancy occurring in the board of directors, including vacancies caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, unless otherwise provided in the articles of incorporation. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancy and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office. The Certificate of Incorporation of Delaware Sub does not provide otherwise. Accordingly, the directors of Delaware Sub will have the ability to increase the size of the board, subject to limitations imposed by the bylaws, at their discretion, with those newly appointed members to serve until the next meeting of stockholders at which directors are elected.

         Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call special meetings of the stockholders. Delaware law provides that special meetings of stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The bylaws of Delaware Sub provide for the call of a special stockholders' meeting by the Board of Directors, the Chairman of the Board of Directors, the President of the Company, or by the holders of at least 30% of the outstanding common stock entitled to vote at such meeting.

         Restrictions on Business Combinations. Delaware law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless:

         o the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder;

         o the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or

         o on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.

Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. A Delaware corporation may opt-out of the statute with appropriate provisions in its Certificate of Incorporation. Delaware Sub has opted out of the applicable statutes.

         NRS 78.411 to NRS 78.444 address combinations entered into between a Nevada corporation and "interested stockholders." An interested stockholder is defined as any person, other than the Nevada corporation or any subsidiary of the Nevada corporation, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the Nevada corporation; or (ii) an affiliate or associate of the resident domestic corporation and at any time within 3 years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% of more of the then outstanding shares of the Nevada corporation.

         NRS 78.438 provides that a company may not engage in any combination with any interested stockholder of the company for three years after the interested stockholder acquires the shares unless the Board of Directors approves the purchase of shares by the interested stockholder prior to the acquisition of the shares. Generally, however, a Nevada corporation can enter into a combination with an interested stockholder if it does not have a class of voting shares registered with the Securities and Exchange Commission under section 12 of the Securities Exchange Act (unless the corporation's articles of incorporation provide otherwise).

RIGHTS OF DISSENTING STOCKHOLDERS

         Any of our stockholders of record may exercise dissenters' rights in connection with the reincorporation by properly complying with the requirements of NRS 92A.300 to NRS 92A.500 of the Nevada law. By exercising dissenters' rights, any such stockholder would have the "fair value" of his common stock determined by the Company plus accrued interest.

         Below is a summary of the statutory procedures that a stockholder of a Nevada corporation must follow in order to exercise dissenters' rights under Nevada law. This summary includes all important aspects of the law, but is not complete and is qualified in its entirety by reference to NRS 92A.300 to NRS 92A.500 of the Nevada law, the text of which is set forth in full in Exhibit "C" to this Information Statement.

         The Nevada law provides that each stockholder of a Nevada corporation has the right to dissent from certain transactions, including a plan of merger to which the Nevada corporation is a constituent party where approval by the stockholders is required for the merger. Any stockholder of a Nevada corporation who objects to a merger of the corporation may exercise the rights and remedies of a dissenting stockholder under Articles 92A.300 to 92A.500 of the Nevada law. The notice of effectiveness must be mailed within 10 days of the effective date of the reincorporation. As this action is being taken by consent of Stockholders in lieu of a meeting pursuant to NRS 78.320 of the Nevada law, any stockholder desiring to exercise his right of dissent must deliver to Delaware Sub written demand for payment of the fair value of his shares of the Company's common stock within 30 to 60 days (such date to be set by the Company) of the date after the mailing notice to the stockholders by Delaware Sub that the reincorporation is complete. Such demand must include the stockholder's certificates, if any, and a certification that the stockholder or the beneficial owner on whose behalf he is dissenting acquired beneficial ownership of the shares before the date required to be set forth in the notice to stockholders. Any stockholder failing to make such a demand within the 30-day period will lose the right to dissent and will be bound by the terms of the merger.

         Any stockholder who has properly demanded payment for his or its shares of stock will not have any rights as a stockholder, except the right to receive payment for his or its shares and the right to claim that the reincorporation and the related transactions were fraudulent or unlawful.

         Within 30 days of receipt of the demand for payment, the corporation must pay the dissenting stockholder who complied with NRS 92A.440 the amount the corporation estimates to be the fair value of the shares, plus accrued interest. The corporation must include with the payment (i) the corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any; (ii) a statement of the corporation's estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's rights to demand payment under NRS 92A.480; and (v) a copy of NRS 92A.300 to NRS 92A.500.

         If the dissenting stockholder and the corporation do not agree upon the value of the dissenting stockholder's shares, within 30 days after the corporation made or offered payment for his shares the stockholder may notify the corporation in writing of his own estimate of the fair value of his shares and the amount of interest due and demand payment of such estimate less any payment already received, or he may reject the offer and demand payment of the fair value of his shares and interest due if he believes that the amount paid or offered is less than the fair value of his shares or that the interest due is calculated incorrectly.

         If a demand for payment remains unsettled, the corporation must commence a proceeding within 60 days after receiving the demand wherein it petitions the court to determine the fair value of the shares and the accrued interest. The court may appoint an appraiser to recommend a decision on the question of fair value. In considering such a claim, the court will determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court.

         Under Nevada law, "fair value" of shares for purposes of the exercise of dissenters' rights is defined as the value of the shares immediately before the effectuation of the corporate action to which the stockholder objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         Notice and other communications with respect to dissenters' rights should be addressed to us at 12890 Hilltop Road, Argyle, Texas 76226.

         The provisions of the Nevada law are technical and complex. It is suggested that any stockholder who desires to exercise rights to dissent consult legal counsel, because failure to comply strictly with such provisions may lead to a loss of dissenters' rights.

                      MARKET FOR THE COMPANY'S COMMON STOCK


         Our common stock has traded on the Over the Counter Bulletin Board since May 2003 under the symbol BSEC. Our first trade was posted on May 13, 2003. The quoted market prices of our common stock are based on information provided by http://finance.yahoo.com/ and are as follows:


                    Period                            High                 Low
                    ------                            ----                 ---

          First quarter 2003                       No trades

          Second quarter 2003                         0.05                 0.05

          Third quarter 2003                          0.04                 0.04

          Fourth quarter 2003                         0.04                 0.04

          First quarter 2004                          0.05                 0.05

          Second quarter 2004                         0.05                 0.05

          Third quarter 2004 (through
          July 6, 2004)                               0.05                 0.05

                        ADDITIONAL AVAILABLE INFORMATION


         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or may be accessed at www.sec.gov.

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into by and between Basic Empire Corporation, a Nevada corporation
("Basic Empire"), and Basic Empire Corporation, a Delaware corporation ("Delaware Sub"), being sometimes referred to herein individually as the "Constituent Corporation" and collectively as the "Constituent Corporations."

                                R E C I T A L S:

         A. Basic Empire is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Basic Empire has authorized capital consisting of one hundred ten million (110,000,000) shares, of which one hundred million (100,000,000) shares are designated "Common Stock," $.001 par value, and 10,000,000 shares are designated "Preferred Stock," $.001 par value. As of July 1, 2004 (said date being the record date for determining the stockholders of Basic Empire entitled to vote on the Merger Agreement), 1,089,177 shares of the Common Stock were issued and outstanding. As of July 1, 2004, no shares of the Preferred Stock were outstanding.

         B. Delaware Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Delaware Sub has authorized capital consisting of one hundred ten million (110,000,000) shares, of which one hundred million (100,000,000) shares are designated "Common Stock," $.001 par value, and 10,000,000 shares are designated "Preferred Stock," $.001 par value. As of the date of execution hereof, 1,000 shares of the Delaware Sub Common Stock were issued and outstanding, all of which were held by Basic Empire. As of the date of execution hereof, no shares of Delaware Sub Preferred Stock were outstanding.

         C. The Board of Directors of Basic Empire has determined that, for the purpose of effecting the reincorporation of Basic Empire in the State of Delaware, it is advisable and in the best interest of Basic Empire that Basic Empire merge with and into Delaware Sub upon the terms and conditions set forth herein.

         D. The respective Board of Directors of the Constituent Corporations have authorized and approved the merger of Basic Empire with and into Delaware Sub in accordance with the provisions of Sections 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Sections 92A.100 et seq. of the General Corporation Law of Nevada (the "NGCL") and Sections 251 et seq. of the General Corporation Law of Delaware (the "DGCL"), upon the terms and conditions set forth in this Merger Agreement (the "Merger") and have approved this Merger Agreement and directed that it be executed by the undersigned officers.

         E. Holders of approximately 65.6% of the issued and outstanding Common Stock of Basic Empire approved the Merger and the Merger Agreement by consent in lieu of special meeting. The sole stockholder of Delaware Sub also approved the Merger and the Merger Agreement by consent in lieu of special meeting.

         F. It is the intention of the Constituent Corporations that the Merger shall be a tax-free reorganization pursuant to the applicable provisions of the Code.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of effectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    ARTICLE 1

                         TERMS OF MERGERTERMS OF MERGER

         1.1 Merger. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of Sections 92A.100 et seq. of the NGCL, Sections 251 et seq. of the DGCL and Section 368(a)(1)(F) of the Code, Basic Empire shall be merged with and into Delaware Sub, which shall be sometimes referred to herein as the "Surviving Corporation," upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

         1.2 Approval of Stockholders. The stockholders of the Constituent Corporations have duly approved the Merger Agreement and the transactions contemplated herein.

         1.3 Filings and Effectiveness. As soon as practicable following satisfaction of all requirements imposed by the NGCL, DGCL and federal securities laws, Basic Empire and Delaware Sub will cause (i) the Articles of Merger along with any other required document to be filed with the Office of the Secretary of State of Nevada pursuant to Sections 92A.100 et seq. of the NGCL and (ii) the Certificate of Merger along with any other required document to be filed with the Secretary of State of the State of Delaware pursuant to Sections 251 et seq. of the DGCL. The Merger shall become effective when the last to occur of the following actions shall have been completed:

                  (a) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger; and

                  (b) An executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the NGCL shall have been accepted for recording by the Secretary of State of the State of Nevada and said Secretary of State shall have issued a Certificate of Merger.

                  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.4 Effect of Merger. Delaware Sub, as the Surviving Corporation in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of Delaware Sub and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the Merger. At the close of business on the Effective Date of the Merger, the existence of Basic Empire as a distinct entity shall cease. At that time all rights, franchises and interests of Delaware Sub and Basic Empire, respectively, in and to every type of property, whether real, personal or mixed, and choices in action shall be transferred to and vested in Delaware Sub by virtue of the Merger without any deed or other transfer. Delaware Sub, without any order or other action on the part of any court or otherwise, shall possess all and singular the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of Basic Empire and Delaware Sub, and all property, whether real, personal or mixed, of Basic Empire and Delaware Sub, and all debts due to Basic Empire or Delaware Sub on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in Delaware Sub. All property, rights, privileges, powers and franchises, and all and every other interest of Basic Empire or Delaware Sub as of the Effective Date of the Merger, including, but not limited to, all patents, trademarks, licenses, registrations, and all other intellectual properties, shall thereafter be the property of Delaware Sub to the same extent and effect as such was of the respective Constituent Corporations prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in Basic Empire and Delaware Sub shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of Basic Empire or Delaware Sub shall thenceforth attach to Delaware Sub and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by Delaware Sub. Neither the rights of creditors nor any liens or security interests upon the property of either of the Constituent Corporations shall be impaired by the Merger. Delaware Sub shall carry on business with the assets of Basic Empire and Delaware Sub. The established offices and facilities of Delaware Sub and Basic Empire immediately prior to the Merger shall become the established offices and facilities of Delaware Sub.

         All corporate acts, plans, policies, resolutions, approvals and authorizations of the stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents of Basic Empire, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Basic Empire. The employees of Basic Empire shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Basic Empire.

         1.5 Disposition and Conversion of Shares. The mode of carrying the Merger into effect and the manner and the disposition of the shares of Basic Empire and Delaware Sub shall be as follows:

                  (a) Delaware Sub Shares. Each share of the Common Stock, $.001 par value, of Delaware Sub issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by Delaware Sub, the holder of such shares or by any other person, be cancelled and returned to the status of authorized but unissued shares, all rights in respect thereof shall cease to exist and no shares of Delaware Sub Common Stock or other securities of the Surviving Corporation shall be issuable with respect thereto.

                  (b) Basic Empire Non-Dissenting Shares. Each share of Common Stock, $.001 par value, of Basic Empire issued and outstanding immediately prior to the Effective Date of the Merger other than the shares, if any, of Basic Empire for which appraisal rights shall be perfected under Sections 92A.300 to 92A.500 of the General Corporate Law of Nevada (the "Dissenting Shares") shall, by virtue of the Merger and without any action by Basic Empire, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

                  (c) Basic Empire Dissenting Shares. The holders of Dissenting Shares of Basic Empire Common Stock who have complied with all requirements for perfecting dissenters rights of stockholders set forth in Sections 92A.300 to 92A.500 of the General Corporate Law of Nevada with respect to their Dissenting Shares of Basic Empire Common Stock shall be entitled to their rights under the General Corporate Law of Nevada.

                  (d) Exchange of Certificates. Each outstanding certificate theretofore representing shares of Basic Empire Common Stock that are not Dissenting Shares (the "Non-Dissenting Shares") shall be deemed for all purposes to represent the number of whole shares of the Delaware Sub Common Stock into which such Non-Dissenting Shares of Basic Empire Common Stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by Delaware Sub. However, after the Effective Date of the Merger, each holder of an outstanding certificate representing Non-Dissenting Shares of Basic Empire Common Stock may, at such stockholder's option and sole discretion, surrender the same for cancellation to Securities Transfer Corporation, as the sole stock transfer and registrar of the Basic Empire Common Stock and as exchange agent therefor (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Delaware Sub Common Stock into which the surrendered shares were converted as herein provided.

                  The registered owner on the books and records of Delaware Sub or the Exchange Agent of any such outstanding certificate representing Non-Dissenting Shares of Basic Empire Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

                  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Basic Empire so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                  If any certificate for shares of Delaware Sub stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Delaware Sub that such tax has been paid or is not payable.

                  (e) Validity of Delaware Sub Common Stock. At the Effective Date of the Merger, all shares of Delaware Sub Common Stock into which the Non-Dissenting Shares of Basic Empire Common Stock are to be converted pursuant to the Merger shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to the corresponding shares of Basic Empire Common Stock.

         1.6 Certificate of Incorporation of Surviving Corporation. The Certificate of Incorporation of Delaware Sub as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         1.7 Bylaws of Surviving Corporation. The Bylaws of Delaware Sub as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until altered, amended or repealed as provided in the Bylaws or as provided by applicable law.

         1.8 Directors and Officers of Surviving Corporation. The directors and officers of Basic Empire as of the Effective Date of the Merger shall be and become the directors and officers of the Surviving Corporation, until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.

         1.9 Accounting Matters. The assets and liabilities of the Constituent Corporations, as of the Effective Date of the Merger, shall be taken upon the books of the Surviving Corporation at the amounts at which they shall be carried at that time on the books of the respective Constituent Corporations. The amount of the capital surplus and earned surplus accounts of the Surviving Corporation after the Merger shall be determined by the Board of Directors of the Surviving Corporation in accordance with the laws of the State of Delaware and generally accepted accounting principles.


                                    ARTICLE 2

                               GENERAL PROVISIONS

         2.1 Binding Agreement. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         2.2 Amendments. The Board of Directors of Basic Empire and Delaware Sub may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders of either Basic Empire or Delaware Sub shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of Basic Empire or Delaware Sub, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Basic Empire or Delaware Sub.

         2.3 Further Assurances. From time to time, as and when required by Delaware Sub or by its successors or assigns, there shall be executed and delivered on behalf of Basic Empire such deeds and other instruments, and there shall be taken or caused to be taken by Basic Empire such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Delaware Sub the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of Basic Empire and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of Delaware Sub are fully authorized in the name and on behalf of Basic Empire or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

         2.4 Abandonment. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Basic Empire or Delaware Sub, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the stockholders of Basic Empire or Delaware Sub, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this Section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or stockholders in respect thereof.

         2.5 Governing Law. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of Nevada.


         IN WITNESS THEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the 1st day of July 2004.







                                       Basic Empire:

                                       BASIC EMPIRE CORPORATION, a Nevada
                                       corporation


                                       By: /s/ Timothy P. Halter
                                          --------------------------------------
                                          Timothy P. Halter,
                                          Chief Executive Officer, President and
                                          Chairman of the Board


                                       Delaware Sub:

                                       BASIC EMPIRE CORPORATION, a Delaware
                                       corporation


                                       By: /s/ Timothy P. Halter
                                          --------------------------------------
                                          Timothy P. Halter,
                                          Chief Executive Officer, President and
                                          Chairman of the Board

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                            BASIC EMPIRE CORPORATION


         I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

         FIRST. The name of the corporation shall be "Basic Empire Corporation."

         SECOND. The name of the Corporation's registered agent is The Corporation Trust Company. The street address of the Corporation's registered office where process may be served upon the Corporation is 1209 Orange Street, Wilmington, Delaware 19801.

         THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

         FOURTH. The aggregate number of shares of capital stock that the Corporation will have authority to issue is one hundred ten million
(110,000,000), one hundred million (100,000,000) of which will be shares of common stock, having a par value of $.001 per share (the "Common Stock"), and ten million (10,000,000) of which will be shares of preferred stock, having a par value of $.001 per share (the "Preferred Stock").

         Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

         FIFTH. No period is limited for the duration of the existence of the corporation, but such existence shall be perpetual.

         SIXTH. The name and mailing address of the incorporator are as follows:

                             Name                       Address
                             ----                       -------
                      Timothy P. Halter           12890 Hilltop Road
                                                  Argyle, Texas 76226


         SEVENTH. The number of directors constituting the Board of Directors of the Corporation is one (1) and the name and mailing address of such person, who is to serve as director until the first annual meeting of the stockholders or until his successor is elected and qualified, is:

                             Name                       Address
                             ----                       -------
                      Timothy P. Halter           12890 Hilltop Road
                                                  Argyle, Texas 76226


         EIGHTH. The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

         NINTH. No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

         TENTH. At all meetings of stockholders, a quorum will be present if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

         ELEVENTH. Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

         TWELFTH. (a) The Corporation will, to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

         (b) If a claim under the preceding paragraph (a) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         THIRTEENTH. To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

         FOURTEENTH. The Corporation shall not be governed by Section 203 of the Delaware General Corporation Law.



EXECUTED as of the 16th day of June, 2004.








                                              By  /s/ Timothy P. Halter
                                                 -------------------------------
                                                 Timothy P. Halter, Incorporator

                                    EXHIBIT C

                                   Chapter 92A
               Mergers, Conversions, Exchanges and Domestications
                           Rights of Dissenting Owners

     NRS 92A.300 Definitions. As used in to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

     NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

     NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

     NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

     NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

     NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

     NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

     NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

     NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

     NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

     NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

     NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 OF NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

     NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
          (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
          (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
     (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
     (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

     NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

  1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
          (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
               (I) The surviving or acquiring entity; or
               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
          (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

     NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
          (b) Must not vote his shares in favor of the proposed action.
     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

     NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

     NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
     1. A stockholder to whom a dissenter's notice is sent must:

          (a) Demand payment;
          (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
          (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)


     NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

     NRS 92A.460 Payment for shares: General requirements.
     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
          (a) Of the county where the corporation's registered office is located; or
          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
          (b) A statement of the subject corporation's estimate of the fair value of the shares;
          (c) An explanation of how the interest was calculated;
          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
          (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

     NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

     NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

     NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

     NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)